UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-197692

Date of Report (Date of earliest event reported): January 23rd, 2017

ASTERIKO CORP.

(Exact name of Registrant as specified in its charter)

Nevada	37-1757067
(State of incorporation)	(IRS Employer ID Number)

488 Soi Rachada Niwet Samsen Nok

Huai Khwang, Bangkok, Thailand 10310

_______________________________

Address of Principal Executive Office

616 Corporate Way, Suite 2-6834

Valley Cottage, NY 10989

(Previous Address of principal executive offices)

(+65) 227 43404

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01        Changes in Registrant's Certifying Accountant

Asteriko Corp. (the “Company”) has replaced M&K CPAs PLLC (“M&K”), (the “Former Accounting Firm”) as its independent registered public accounting firm, effective as of January 23rd, 2017, and has engaged Malone Bailey LLP of 9801 Westheimer Rd, #1100, Houston, Texas 77042 (the “New Accounting Firm”) as its new independent registered public accounting firm as of and for the year Quarter ending December 31st, 2016. The Board made the decision to engage the New Accounting Firm acting under authority delegated to it and the Board of Directors approved the same on January 24th, 2017. As described in Item 4.01(a) below, the change in independent registered public accounting firm is not the result of any disagreement with the Former Accounting Firm. M&K issued an auditor's report on the Registrant's financial statements for each of the last two fiscal years ended June 30th, 2015 and 2016 and did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained explanatory paragraphs in respect to uncertainty as to the Registrant's ability to continue as a going concern.

During the years ended June 30th, 2015 and 2016 and subsequent interim periods through October 28th, 2016, the date the Registrant filed its Form 10-Q for the period ended September 30th, 2016, there were no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused M&K to make reference to the subject matter of the disagreements in connection with the Registrant's audited financial statement for the years December 31, 2015 and December 31, 2014 and there were no reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Registrant provided M&K with a copy of the disclosure in the preceding two paragraphs and requested in writing that it furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. M&K provided a letter, dated January 25th, 2017, stating its agreement with such statements as related to M&K, which is attached as Exhibit 16.1 to this Form 8-K.

The Company has not consulted with the New Accounting Firm during our two most recent fiscal years or during any subsequent interim period prior to its appointment as New Accounting Firm regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that the New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Item 9.01           Financial Statements and Exhibits

(d) Exhibits.

16.1 Letter from M&K CPAs PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2017

Asteriko Corp.

By:	/s/ Somporn Phatchan
Somporn Phatchan CEO

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